SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 1, 2002
(Date of earliest event reported)

TCSI Corporation
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-19377	68-0140975
(Commission file number)	(I.R.S. employer identification no.)

1080 Marina Village Parkway, Alameda, California 94501
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 749-8500

Item 9.    Regulation FD Disclosure.

TCSI Corporation announced that on November 1, 2002 it filed with the Securities and Exchange Commission its quarterly report on Form 10-Q for the three month period ended September 30, 2002, accompanied by the certification of Kenneth E. Elmer, its President, Chief Executive Officer and Chief Financial Officer. The certification was submitted in accordance with Section 906 of the Sarbanes-Oxley Act of 2002.

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TCSI CORPORATION

By:	/s/ KENNETH E. ELMER
Kenneth E. Elmer Chief Financial Officer, Secretary and Treasurer

Date:  November 1, 2002